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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 15, 2000 (September 7, 2000)

                                  iPARTY CORP.
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               (Exact Name of Registrant as Specified in Charter)



             DELAWARE                   0-25507              13-4012236
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(State or Other Jurisdiction            (Commission          (IRS Employer
of Incorporation)                       File Number)         Identification No.)


130 West 30th Street, 10th Floor, New York                               10001
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code:               (212) 609-4300
                                                   -----------------------------

                                 Not applicable
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          (Former Name or Former Address, if Changes Since Last Report)

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Item 5. Other Events

         On September 7, 2000, iParty Corp. (the "Company") completed a private placement of Series F Convertible Preferred Stock, raising $500,000. The proceeds from the sale of the Series F Convertible Preferred Stock will be used to finance in part the acquisition by the Company of certain assets of The Big Party Corporation. The acquisition closed on August 15, 2000. The financing comprised of 114,286 shares of Series F Convertible Preferred Stock convertible into an aggregate of 1,142,860 shares of the Company's common stock at a conversion price of $.4375 per share. The Series F Preferred Stock is convertible at anytime into a number of shares equal to $4.375 divided by the conversion price in effect at the time of conversion. The initial conversion price is $.4375 per share, reflecting an initial conversion ratio of 1:10. The Series F Convertible Preferred Stock will have such rights as described in the Certificate of Designation.

         This Series F Convertible Preferred Stock financing triggered certain anti-dilution provisions in Series B, C and D Convertible Preferred Stock and redeemable common stock purchase warrants attached thereto. The effect of these anti-dilution provisions were (1) the issuance of 991,887 additional shares of Series B Convertible Preferred Stock and an adjustment to the conversion price for all outstanding shares of Series B Convertible Preferred Stock to $1.37, (2) the issuance of 94,922 additional shares of Series C Convertible Preferred Stock and an adjustment to the conversion price for all outstanding shares of Series C Convertible Preferred Stock to $1.37, (3) the issuance of 237,305 additional shares of Series D Convertible Preferred Stock and an adjustment to the conversion price for all outstanding shares of Series D Convertible Preferred Stock to $1.37, (4) the issuance of 521,284 additional redeemable common stock warrants attached to Series B Convertible Preferred Stock and an adjustment to the exercise price for all outstanding redeemable common stock warrants attached to Series B Convertible Preferred Stock to $1.27, (5) the issuance of 49,886 additional redeemable common stock warrants attached to Series C Convertible Preferred Stock and an adjustment to the exercise price for all outstanding redeemable common stock warrants attached to Series C Convertible Preferred Stock to $1.27, (6) the issuance of 118,652 additional redeemable common stock warrants attached to Series D Convertible Preferred Stock and an adjustment to the exercise price for all outstanding redeemable common stock warrants attached to Series D Convertible Preferred Stock to $1.37, and (7) the issuance of 92,781 additional redeemable common stock warrants issued to the placement agent in the Series B and C Convertible Preferred Stock financing and an adjustment to the exercise price to $1.27.

         A copy of the Certificate of Designation is filed as Exhibit 4.1 hereto and such document is incorporated by referenced herein.


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Item 7. Exhibits

        (a) and (b) - not applicable

        (c) Exhibits

         2.1 Stock Purchase Agreement by and between iParty Corp. and Patriot Capital Ltd.

         4.1 Certificate of Designation of Series F Convertible Preferred Stock of iParty Corp.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                       iPARTY CORP.

                                       By:  /s/ Sal Perisano
                                            -----------------------
                                            Sal Perisano
                                            Chief Executive Officer

                                       By:  /s/ Patrick Farrell
                                            -----------------------
                                            Patrick Farrell
                                            Chief Financial Officer

Date:  September 15, 2000


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                                  EXHIBIT INDEX

Exhibit No.                 Description
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    2.1                     Stock Purchase Agreement by and between iParty Corp.
                            and Patriot Capital Ltd.

    4.1                     Certificate of Designation of Series F Preferred
                            Stock of iParty Corp.